UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Stericycle, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37556	36-3640402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2355 Waukegan Road Bannockburn, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 367-5910

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRCL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 8, 2024 (the “Settlement Date”), Waste Management, Inc. (“WM”) completed its previously announced (i) private offer to eligible holders to exchange (the “Exchange Offer”) any and all of the $500 million aggregate principal amount of outstanding 3.875% Senior Notes due 2029 (the “Stericycle Notes”) issued by Stericycle, Inc. (the “Company”) for new notes issued by WM and cash, and (ii) related consent solicitation (the “Consent Solicitation”) made by WM, on behalf of the Company, to adopt certain amendments (the “Amendments”) to the indenture governing the Stericycle Notes (the “Indenture”). Pursuant to the Exchange Offer and Consent Solicitation, $485,416,000 aggregate principal amount of the Stericycle Notes were validly tendered and subsequently accepted. Such accepted Stericycle Notes have been retired and canceled and will not be reissued. Following such cancellation, $14,584,000 aggregate principal amount of the Stericycle Notes remain outstanding.

Prior to the settlement of the Exchange Offer and Consent Solicitation and following receipt of the requisite consents to adopt the Amendments with respect to the Stericycle Notes, the Company executed a supplemental indenture with the trustee and the guarantor party thereto (the “Supplemental Indenture”) to eliminate substantially all of the restrictive covenants, restrictive provisions and events of default, other than payment-related, guarantee-related and bankruptcy-related events of default, under the Indenture.

The Amendments became operative upon the Settlement Date. The foregoing summary of the Indenture and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Index

Exhibit Number	Description
10.1	Indenture, dated as of November 24, 2020, by and between Stericycle, Inc., as issuer, the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Stericycle, Inc.’s Current Report on Form 8-K filed November 24, 2020).
10.2	Supplemental Indenture, dated as of November 5, 2024, by and between Stericycle, Inc., as issuer, the guarantor party thereto, and U.S. Bank Trust Company, National Association, as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERICYCLE, INC.

Date: November 8, 2024	By:	/s/ Courtney A. Tippy
Courtney A. Tippy
Vice President and Secretary